UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 3, 2024

STIRLING HOTELS & RESORTS, INC.

(Exact name of registrant as specified in its charter)

Maryland	000-56623	93-3514045
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway, Suite 1200
Dallas
Texas		75254
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company      ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES.

On June 3, 2024, Stirling Hotels & Resorts, Inc. (the “Company”) issued and sold an aggregate of 1,032 common shares for gross proceeds of $26,500, based on the net asset value per share of the applicable class of common shares as of June 1, 2024. The offers and sales of these shares were made pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended, and Regulation D promulgated thereunder. No upfront selling commissions or dealer manager fees were paid with respect to the sale of the common shares.

The following table details the common shares sold and gross proceeds by class:

Class	Number of Shares Sold	Gross Proceeds
Class D	973.6037	$25,000
Class I	19.4721	$500
Class S	19.4721	$500
Class T	19.4721	$500

ITEM 8.01	OTHER EVENTS.

Formation of Audit Committee

On June 3, 2024, the Board of Directors (the “Board”) of the Company formed an audit committee, which is composed of the following directors: Mark Goldberg (Chair) and Frederick Kleisner.

Each of Messrs. Goldberg and Kleisner are independent directors as defined by the Company’s charter. In addition, the Board determined that Messrs. Goldberg and Kleisner each qualify as “audit committee financial experts,” as defined in Securities and Exchange Commission (“SEC”) rules, and Mr. Goldberg qualifies as an independent director under the New York Stock Exchange independence standards and satisfies SEC independence standards for audit committee members.

May 2024 Distributions

On May 23, 2024, the Company declared distributions for each class of its common stock (as well as corresponding OP units) in the amounts per share set forth below:

	Gross Distributions	Distribution Fee	Net Distributions
As of May 31, 2024
Class D Shares	$0.1042	$0.0053	$0.0989
Class I Shares	$0.1042	$—	$0.1042
Class S Shares	$0.1042	$0.0182	$0.0860
Class T Shares	$0.1042	$0.0182	$0.0860
Class E Shares	$0.1042	$—	$0.1042

The net distributions for each class of common stock (which represents the gross distributions less distribution fees for the applicable class of common stock) are payable to stockholders of record immediately following the close of business on May 31, 2024 and will be paid on or about June 17, 2024. These distributions will be paid in cash or reinvested in shares of the Company’s common stock for stockholders participating in the Company’s distribution reinvestment plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STIRLING HOTELS & RESORTS, INC.

Dated: June 3, 2024	By:	/s/ Stephen Zsigray
Stephen Zsigray
Chief Financial Officer